SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported) : February 1, 2002

                           Commission File No. 0-30786


                                 PEREGRINE, INC.
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             (Exact name of registrant as specified in its charter)



            Nevada                                         841212629
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)




                8200 E. Pacific Place, Ste. 204, Denver, CO 80231
              -----------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 337-4811
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                            (Issuer telephone number)

                            LSI Communications, Inc.
                     12244 South Business Park Dr., Ste. 215
                                Draper, UT 84020
                  --------------------------------------------
                             Former Name and Address

Item 1.  Changes in Control of the Registrant

         As a result of the acquisition of Peregrine Control Technologies, Inc. a Colorado corporation ("Peregrine Control"), the control of the Registrant shifted to the former shareholders of Peregrine Control. The following individuals now exercise control of the Registrant.

         Name                        No. of shares               Percentage

         Steven H. Jacobson(1)       4,600,000                   31.2%
         Sharon L. Jacobson(2)       1,500,000                    8.0%
         Herbert I. Jacobson(3)      1,500,000                    8.0%
         Aaron H. Guth     (4)         550,000                    2.9%
         Adam E. Guth      (4)         550,000                    2.9%
         Alan R. Jacobson(5)           100,000                     *

         Total                       7,700,000                   53.0%

* Less than 1%
(1) Includes 550,000 shares of which Steven H. Jacobson serves as custodian for Aaron H. Guth and 550,000 shares of which Steven H. Jacobson serves as custodian for Adam E. Guth.
(2) Mother of Steven H. Jacobson.
(3) Father of Steven H. Jacobson.
(4) Steven H. Jacobson serves as the custodian.
(5) Brother of Steven H. Jacobson.

Item 2.  Acquisition of Disposition of Assets

         On December 21, 2001, the Registrant acquired 100% of the issued and outstanding shares of Peregrine Control in exchange for 14,731,200 post reverse split shares of the Registrant's common stock. Following the exchange, there are 18,646,311 shares of the Registrant's common stock outstanding.

Item 5.  Other Events

         As a result of the acquisition of Peregrine Control and the change in focus of the Registrant's business, the Registrant changed its name from LSI Communications, Inc. to Peregrine, Inc. and effected a 1:100 reverse split after which 50,000,000 shares of common stock were re-authorized and the par value was reinstated at $.001 per share and 5,000,000 shares of preferred stock were reauthorized and the par value was reinstated at $.001 per share. The Registrant changed its trading symbol to PGRN. In addition, the former directors and officers of LSI Communication, Inc. resigned which were Paul Beatyy - President and Director and Hank Vanderkam - Secretary and the directors and officers of Peregrine Control have become the directors and officers of the Registrant. The new directors and officers are as follows:

         Charles R. McCarthy, Jr. - Chairman
         Steven H. Jacobson - Chief Executive Officer, President and Director Arlen Felsen - Chief Information Officer and Director
         Mark A. Brady - Chief Financial Officer
         Rear Admiral Thomas C. Betterton - Director
         Lawrence J. Brady - Director
         Edwin J. Feulner, PhD - Director
         Herbert I. Jacobson - Director
         Edwin Meese III - Director
         Max Polinsky - Director
         Larry Pressler - Director

Item 7.   Financial Statements and Exhibits.

     a) Financial Statements of Peregrine Control Technologies, Inc. - to be filed.

     b)   Proforma Financial Information - to be filed

     c)   Exhibits

              2.1 Exchange Agreement
              3.1 Amended and Restated Articles of Incorporation
              3.2 Amended Bylaws
              3.3 Certificate of Amendment

                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         PEREGRINE, INC.

     February 1, 2002
                                                         /s/ Steven H. Jacobson
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